    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 5, 2001

                                                   REGISTRATION NO. 333-________

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------


                           MANHATTAN ASSOCIATES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                GEORGIA                                 58-2373424
    (State or Other Jurisdiction of                  (I.R.S. Employer
    Incorporation or Organization)                Identification Number)


                            2300 WINDY RIDGE PARKWAY
                                    SUITE 700
                                ATLANTA, GA 30339
          (Address of Principal Executive Offices, Including Zip Code)

                         ------------------------------

              MANHATTAN ASSOCIATES, INC. 1998 STOCK INCENTIVE PLAN
                            (Full title of the Plan)

                         ------------------------------



           DAVID K. DABBIERE, ESQ.                            COPY TO:
           SENIOR VICE PRESIDENT,                    LARRY W. SHACKELFORD, ESQ.
      CHIEF LEGAL OFFICER AND SECRETARY            MORRIS, MANNING & MARTIN, LLP
         MANHATTAN ASSOCIATES, INC.                1600 ATLANTA FINANCIAL CENTER
     2300 WINDY RIDGE PARKWAY, SUITE 700             3343 PEACHTREE ROAD, N.E.
           ATLANTA, GEORGIA 30339                      ATLANTA, GEORGIA 30326
               (770) 955-7070                              (404) 233-7000
    (Name, Address and Telephone Number,
 Including Area Code, of Agent for Service.)


                        --------------------------------

                                       CALCULATION OF REGISTRATION FEE
================================================================================================================
                                                          Proposed Maximum   Proposed Maximum
         Title of Securities              Amount to be     Offering Price   Aggregate Offering     Amount of
           to be Registered                Registered       Per Share(1)         Price(1)       Registration Fee
----------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value per share  1,659,453 shares      $21.395          $35,503,996.94       $8,876.00
----------------------------------------------------------------------------------------------------------------

-----------------
(1) Computed in accordance with Rule 457(c) and (h) of the Securities Act of 1933, based on the high and low prices of the common stock offered hereby on the Nasdaq National Market on August 30, 2001.

          STATEMENT REGARDING INCORPORATION BY REFERENCE FROM EFFECTIVE
                             REGISTRATION STATEMENT

         Pursuant to General Instruction E to Form S-8, the contents of the Registrant's Registration Statements on Form S-8, filed with the Securities and Exchange Commission on August 4, 1998 (File No. 333-60635) and September 14, 2000 (File No. 333-45802), relating in part to the registration of an aggregate of 9,000,000 shares of the Registrant's common stock authorized for issuance under the Manhattan Associates, Inc. 1998 Stock Incentive Plan, are incorporated by reference in their entirety in this Registration Statement. This Registration Statement provides for the registration of an additional 1,659,453 shares of the Registrant's common stock to be issued under that Plan.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         The documents containing the information specified in Part I will be sent or given to employees and/or directors of Manhattan Associates, Inc. as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended. In accordance with the instructions of Part I of Form S-8, these documents will not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. These documents and the documents incorporated by reference pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute the prospectus as required by Section 10(a) of the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.           INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed with the Commission are incorporated herein by reference:

         (a) the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Commission on April 2, 2001 (File No. 000-23999);

         (b) the Registrant's Quarterly Reports on Form 10-Q for the quarter ended March 31, 2001, filed with the Commission on May 15, 2001, and the quarter ended June 30, 2001, filed with the Commission on August 14, 2001 (File No. 000-23999);

         (c) the description of the Registrant's common stock, $.01 par value per share contained in the Registrant's Registration Statement on Form 8-A, filed with the Commission on April 6, 1998 (File No. 000-23999); and

         (d) the Registrant's Registration Statements on Form S-8, filed with the Securities and Exchange Commission on August 4, 1998 (File No. 333-60635) and September 14, 2000 (File No. 333-
                  45802).

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act of 1934, as amended, subsequent to the date of this Registration Statement and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof.

         The Registrant hereby undertakes to provide without charge to each person to whom a prospectus relating to this Registration Statement is delivered, upon the written or oral request of any such person, a copy of any and all of the foregoing documents incorporated herein by reference (other than exhibits to such documents that are not specifically incorporated by reference into the information that this Registration Statement incorporates). Written or telephone requests should be directed to Investor Relations Department, Manhattan Associates, Inc., 2300 Windy Ridge Parkway, Suite 700, Atlanta, Georgia 30339; (770) 955-7070.

ITEM 8.           EXHIBITS.

         The following exhibits are filed with or incorporated by reference into this Registration Statement pursuant to Item 601 of Regulation S-K:

          Exhibit No.                                              Description
          -----------                                              -----------
              4.1                 Articles of Incorporation of the Registrant (Incorporated by reference to
                                  Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File
                                  No. 333-47095), filed with the Commission on February 27, 1998).

              4.2                 Bylaws of the Registrant (Incorporated by reference to Exhibit 3.2 to the
                                  Registrant's Registration  Statement on Form S-1 (File No. 333-47095), filed with the Commission on February 27, 1998).

              4.3                 Manhattan Associates, Inc. Stock Incentive Plan (Incorporated by reference to
                                  Exhibit 10.10 to the Registrant's Registration Statement on Form S-1 (File
                                  No. 333-47095) filed on February 27, 1998).

              4.4                 First Amendment to the Manhattan Associates, Inc. 1998 Stock Incentive Plan
                                  (Incorporated by reference to Exhibit 10.22 to the Registrant's Annual Report for the period ended December 31, 1998 (File No. 000-23999) filed on
                                  March 31, 1999).

              4.5                 Second Amendment to the Manhattan Associates, Inc. 1998 Stock Incentive Plan
                                  (Incorporated by reference to Exhibit 10.23 to the Registrant's Annual Report for the period ended December 31, 1998 (File No. 000-23999) filed on March
                                  31, 1999).

              4.6                 Third Amendment to the Manhattan Associates, Inc. 1998 Stock Incentive Plan
                                  (Incorporated by reference to Exhibit 10.24 to the Registrant's Annual Report for the period ended December 31, 1998 (File No. 000-23999) filed on March
                                  31, 1999).

              4.7                 Fourth Amendment to the Manhattan Associates, Inc. 1998 Stock Incentive Plan
                                  (Incorporated by reference to Exhibit 10.25 to the Registrant's Annual Report for the period ended December 31, 1999 (File No. 000-23999) filed on March
                                  30, 2000).

              4.8                 Fifth Amendment to the Manhattan Associates, Inc. 1998 Stock Incentive Plan.

              5.1                 Opinion of Morris, Manning & Martin, LLP as to the legality of the securities being registered.

              23.1                Consent of Arthur Andersen LLP.

              23.2                Consent of Morris, Manning & Martin, LLP (included in Exhibit 5.1).

              24.1                Power of Attorney (following signature page).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this the 5th day of September, 2001.

                                MANHATTAN ASSOCIATES, INC.


                                By: /s/ Richard M. Haddrill
                                   --------------------------------------------
                                    Richard M. Haddrill
                                    Chief Executive Officer and President

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Haddrill and David K. Dabbiere as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement relating to the registration of shares of common stock on Form S-8 and to sign any and all amendments (including post effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, could lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Richard M. Haddrill                     Chief Executive Officer, President,         September 5, 2001
------------------------------------        and Director
Richard M. Haddrill                         (Principal Executive Officer)


/s/ Thomas W. Williams, Jr.                 Senior Vice President,                      September 5, 2001
------------------------------------        Chief Financial Officer and Treasurer
Thomas W. Williams, Jr.                     (Principal Financial Officer and
                                            Principal Accounting Officer)


/s/ Alan J. Dabbiere                        Chairman of the Board                       September 5, 2001
------------------------------------
Alan J. Dabbiere


/s/ Brian J. Cassidy                        Director                                    September 5, 2001
------------------------------------
Brian J. Cassidy


/s/ John R. Hardesty                        Director                                    September 5, 2001
------------------------------------
John R. Hardesty


/s/ John J. Huntz, Jr.                      Director                                    September 5, 2001
------------------------------------
John J. Huntz, Jr.


/s/ Thomas E. Noonan                        Director                                    September 5, 2001
------------------------------------
Thomas E. Noonan


/s/ Deepak Raghavan                         Director                                    September 5, 2001
------------------------------------
Deepak Raghavan

                                  EXHIBIT INDEX

              Exhibit No.                                              Description
              -----------                                              -----------
                  4.1                 Articles of Incorporation of the Registrant (Incorporated by reference to
                                      Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File
                                      No. 333-47095), filed with the Commission on February 27, 1998).

                  4.2                 Bylaws of the Registrant (Incorporated by reference to Exhibit 3.2 to the
                                      Registrant's Registration  Statement on Form S-1 (File No. 333-47095), filed with the Commission on February 27, 1998).

                  4.3                 Manhattan Associates, Inc. Stock Incentive Plan (Incorporated by reference to
                                      Exhibit 10.10 to the Registrant's Registration Statement on Form S-1 (File
                                      No. 333-47095) filed on February 27, 1998).

                  4.4                 First Amendment to the Manhattan Associates, Inc. 1998 Stock Incentive Plan
                                      (Incorporated by reference to Exhibit 10.22 to the Registrant's Annual Report for the period ended December 31, 1998 (File No. 000-23999) filed on
                                      March 31, 1999).

                  4.5                 Second Amendment to the Manhattan Associates, Inc. 1998 Stock Incentive Plan
                                      (Incorporated by reference to Exhibit 10.23 to the Registrant's Annual Report for the period ended December 31, 1998 (File No. 000-23999) filed on March
                                      31, 1999).

                  4.6                 Third Amendment to the Manhattan Associates, Inc. 1998 Stock Incentive Plan
                                      (Incorporated by reference to Exhibit 10.24 to the Registrant's Annual Report for the period ended December 31, 1998 (File No. 000-23999) filed on March
                                      31, 1999).

                  4.7                 Fourth Amendment to the Manhattan Associates, Inc. 1998 Stock Incentive Plan
                                      (Incorporated by reference to Exhibit 10.25 to the Registrant's Annual Report for the period ended December 31, 1999 (File No. 000-23999) filed on March
                                      30, 2000).

                  4.8                 Fifth Amendment to the Manhattan Associates, Inc. 1998 Stock Incentive Plan.

                  5.1                 Opinion of Morris, Manning & Martin, LLP as to the legality of the securities being registered.

                  23.1                Consent of Arthur Andersen LLP.

                  23.2                Consent of Morris, Manning & Martin, LLP (included in Exhibit 5.1).

                  24.1                Power of Attorney (following signature page).